                                                                  OTHER EXHIBITS
                                                                       EXHIBIT 6



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the caption "Accounting and Auditing Experts" and to the use of our report dated March 1, 2000, as to American General Life Insurance Company, in Post-Effective Amendment No. 2 to the Registration Statement (Form S-6 No. 333-80191 and 811-08561) of American General Life Insurance Company Separate Account VL-R.



                                    ERNST & YOUNG LLP



                                    /S/ ERNST & YOUNG LLP
                                    ----------------------------------



Houston, Texas
September 19, 2000